Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Independence Holdings Corp. (the “Company”) on Form 10-K for the period ending December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jaskaran Heir, in my capacity as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2022	By:	/s/ Jaskaran Heir
Name: Jaskaran Heir
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)